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                                                                    EXHIBIT 10.1

                                    AMENDMENT
                                       TO
                          AT&T WIRELESS SERVICES, INC.
                           DEFERRED COMPENSATION PLAN

         This Amendment is made to the AT&T Wireless Services, Inc. Deferred Compensation Plan, as most recently amended and restated effective January 1, 2002 (the "Plan"). All terms defined in the Plan shall have the same meanings when used herein. This Amendment shall be effective July 1, 2003, unless stated otherwise below. All provisions of the Plan not amended by this Amendment shall remain in full force and effect.

1. NEW SECTION 2.17 IS ADDED TO READ AS FOLLOWS, AND THE SUBSEQUENT SECTIONS IN ARTICLE 2 ARE RENUMBERED ACCORDINGLY:

                  "Change in Control Distribution Election" means, for periods on or after July 1, 2003, an election made pursuant to Section
                  6.7 of a form of benefit payment that shall apply to all of a Participant's Accounts.

2.       RENUMBERED SECTION 2.32 IS AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

                  "Distribution Election" means a Participant's election, made pursuant to Article 6 in a manner prescribed by the Committee, indicating the chosen form of payment for benefits payable from an Account under the Plan upon the occurrence of one or more events, including a Death Benefit Distribution Election, an In-Service Withdrawal Election, a Retirement Distribution Election, a Termination Distribution Election and a Change in Control Distribution Election.

3.       SECTION 6.2.6(a) IS AMENDED IN IT ENTIRETY TO READ AS FOLLOWS:

                           (a) Except as set forth in Section 6.2.6(b), upon a Participant's Termination of Service or death, a Change in Control or an earlier date specified in a form acceptable to the Committee, the Participant shall receive payment from his vested 401(k) Make-Up Contributions Account in the form of payment provided for in his Termination Distribution Election, Death

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                  Benefit Distribution Election or Change in Control
                  Distribution Election that is in effect as of the date of his Termination of Service or death or the Change in Control, as applicable in each case. Any unvested amounts in a Participant's 401(k) Make-Up Contributions Account as of the date of his Termination of Service or death, a Change in Control or such earlier payment date shall be forfeited.

4.       NEW SECTION 6.2.7 IS ADDED TO READ AS FOLLOWS:

                           6.2.7 PAYMENT OF BENEFITS FOLLOWING A CHANGE IN CONTROL. In the event a Participant's Termination of Service within twenty-four (24) months following a Change in Control, payment of benefits from the Participant's Accounts shall be made as follows:

                                    (a)      Each of the Participant's
                  In-Service Withdrawal Accounts from which the payment of benefits had commenced prior to the date of the Change in Control shall be paid to the Participant at the same time, in the same manner, and over the remainder of the period that benefits were being paid to the Participant from such Account prior to the Change in Control; and

                                    (b)      Each of the Participant's Accounts
                  not described in Section 6.2.7(a) shall be paid to the Participant in the form of payment provided for in the Participant's Change in Control Distribution Election that is in effect as of the date of the Change in Control.

5. NEW SECTION 6.7 IS ADDED TO READ AS FOLLOWS, AND THE SUBSEQUENT SECTIONS IN ARTICLE 6 AND ALL REFERENCES THROUGHOUT THE PLAN TO SECTIONS 6.7 THROUGH 6.15, INCLUSIVE, ARE RENUMBERED ACCORDINGLY:

                  6.7      BENEFIT ELECTIONS FOLLOWING A CHANGE IN CONTROL

                           6.7.1 INITIAL ELECTIONS. Notwithstanding any provision of Section 6.8 to the contrary, a Participant who is a Covered Employee on July 1, 2003 shall be entitled to make a Change in Control Distribution Election that shall be applicable to all of his Accounts, effective as of July 1, 2003. An individual who becomes a Participant in the Plan on or after July 1, 2003, shall

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                  be required to make a Change in Control Distribution Election at the time he files his first Cash Compensation Deferral Agreement with the Committee. Such Change in Control Distribution Election shall be made in a form and manner prescribed by the Committee and shall specify the form of payment for the Accounts to which it applies.

                           6.7.2 CHANGES TO CHANGE IN CONTROL DISTRIBUTION ELECTIONS. Subject to the provisions of Section 6.8, a Participant may change any Change in Control Distribution Election at any time, and such Change in Control Distribution Election shall apply to the distribution of all of the Participant's Accounts if a Change in Control thereafter occurs.

6. RENUMBERED SECTION 6.8 IS AMENDED BY MODIFYING THE FIRST SENTENCE OF THE FIRST PARAGRAPH THEREOF TO READ AS FOLLOWS:

                  A Participant may change the form of benefit payment designated in a Distribution Election previously made pursuant to Section 6.3, 6.4, 6.5, 6.6 or 6.7....

7. RENUMBERED SECTION 6.9.1 IS AMENDED BY ADDING A NEW SUBSECTION THERETO TO READ AS FOLLOWS:

                           (h) PAYMENTS FOLLOWING A CHANGE IN CONTROL. Payment
                  of benefits following a Change in Control pursuant to Section
                  6.2.7 shall be paid in the form of (i) a lump sum equal to the Account balance; or (ii) annual installments for a period of up to five (5) years.

8. RENUMBERED SECTION 6.9.5 IS AMENDED BY ADDING A SECOND SENTENCE THERETO TO READ AS FOLLOWS:

                  In the event no valid Change in Control Distribution Election exists at the time of a distribution following a Change in Control, distribution shall be made in a lump sum equal to the Account balance.

9. RENUMBERED SECTION 6.10.2 IS AMENDED BY MODIFYING THE FIRST SENTENCE THEREOF TO READ AS FOLLOWS:

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                  Payment of benefits under the Plan to a Participant (or his
                  Beneficiary if the Participant is deceased) pursuant to
                  Section 6.2 shall commence as soon as administratively feasible (but in no event more than sixty (60) days) after the last day of the Plan Year during which the Retirement, Termination of Service, death, or In-Service Withdrawal Commencement Date of a Participant occurs which entitles a Participant (or Beneficiary of a deceased Participant) to payments from one or more Accounts under the Plan, provided, however, that in the event of a distribution following a Change in Control, such payment of benefits shall commence within sixty (60) days of the Participant's Termination of Service and, if a Participant has elected to receive his distribution in the form of annual installments, all subsequent annual installments shall be made within 60 days after the last day of each Plan Year for the remainder of the distribution period.

10.      SECTION 12.1 IS AMENDED BY ADDING A NEW SUBSECTION THERETO TO READ AS
FOLLOWS:

                  (d) Notwithstanding any provision of the Plan to the contrary (including Section 12.1), the Board of Directors or the Committee, as applicable, shall take all reasonable steps to prevent all or any portion of the amount credited to a Participant's Account from becoming currently taxable due to a change in the laws governing the Plan. Such steps may include, among other things, the elimination of one or more forms of Distribution Election under the Plan for any or all Participants.

         The Company has caused this Amendment to be executed on the date indicated below.

                                                    AT&T WIRELESS SERVICES, INC.

Dated: August 5, 2003                            By /s/ Jane Marvin
                                                    ----------------------------
                                                    Its EVP HR